SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A/A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to § 240.14a-12

ENGELHARD CORPORATION
(Name of Registrant as Specified In Its Charter)
ENGELHARD CORPORATION
(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:
2)	Form, Schedule or Registration No.:
3)	Filing party:
4)	Date filed:

The Company’s January 30, 2006 filing on Schedule 14A is amended and supplemented by the following paragraphs:

“This document contains forward-looking statements. There are a number of factors that could cause Engelhard’s actual results to vary materially from those projected in the forward-looking statements. For a more thorough discussion of these factors, please refer to “Forward-Looking Statements” (excluding the first and last sentence thereof) on page 30 of Engelhard’s 2004 Form 10-K, dated March 11, 2005.

This announcement does not constitute an offer or invitation to purchase nor a solicitation of an offer to sell any securities of Engelhard. In connection with the proposed transaction, BASF filed a Tender Offer Statement on Schedule TO on January 9, 2006, which has been amended (the “Tender Offer Statement”). Engelhard has filed certain materials with the SEC, including a Solicitation/Recommendation Statement on Schedule 14D-9, which has been amended (the “Schedule 14D-9”). Engelhard plans to file with the SEC and mail to its shareholders a Proxy Statement on Form 14A relating to the 2006 annual meeting of shareholders and the election of directors (the “2006 Proxy Statement”). Information regarding the names of Engelhard’s directors and executive officers and their respective interests in Engelhard by security holdings or otherwise is set forth in Engelhard’s Proxy Statement relating to the 2005 annual meeting of shareholders (“2005 Proxy Statement”). Additional information regarding the interests of such potential participants will be included in the 2006 Proxy Statement and other relevant documents to be filed with the SEC in connection with Engelhard’s 2006 annual meeting of stockholders that will be filed with the SEC.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the Tender Offer Statement, Schedule 14D-9, 2005 Proxy Statement, 2006 Proxy Statement (when it is filed and becomes available) and other documents filed by Engelhard or BASF with the SEC at the SEC's website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of each of the Schedule 14D-9, 2005 Proxy Statement and 2006 Proxy Statement (when it is filed and becomes available), as well as Engelhard's related filings with the SEC, from Engelhard by directing a request to Engelhard Corporation, 101 Wood Avenue, Iselin, New Jersey 08830, Attention: Investor Relations or at 732-205-5000.”